UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2025

PATRIOT NATIONAL BANCORP, INC.
(Exact name of registrant as specified in its charter)

Connecticut	000-29599	06-1559137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

900 Bedford Street
Stamford, Connecticut 06901
(Address of Principal Executive Offices) (Zip Code)

(203) 252-5900
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
(Voting) Common Stock, par value $0.01 per share	PNBK	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modifications to Rights of Security Holders.

On July 3, 2025, Patriot National Bancorp, Inc. (the “Company”) filed an amendment and restatement of the Company’s Certificate of Incorporation, as amended and corrected (the “Amended and Restated Charter”), with the Secretary of State of the State of Connecticut, which was effective the same day.

Under the Amended and Restated Charter, the Company is authorized to issue 200,000,000 shares of common stock, par value $0.01 per share, of which (i) 170,000,000 shares of Common Stock are designated as voting Common Stock (“Voting Common Stock”) and (ii) 30,000,000 shares are designated as non-voting Common Stock (“Non-Voting Common Stock”) and 1,000,000 shares of preferred stock, without par value, of which 500,000 shares of Preferred Stock are designated as Series A Non-Cumulative Perpetual Convertible Preferred Stock (the “Series A Preferred Stock”). In connection with the private placement consummated by the Company on March 20, 2025, the Company issued 90,832 shares of Series A Preferred Stock. As of the close of business on July 3, 2025 (i.e., the date that the Amended and Restated Charter was filed with the Secretary of State of the State of Connecticut), such issued and outstanding shares of Series A Preferred Stock automatically converted into 7,266,560 shares of Non-Voting Common Stock, in the aggregate, without any further action on the part of any holder of shares of Series A Preferred Stock.

As of July 3, 2025, there were 84,783,830 shares of Voting Common Stock issued and outstanding, and 7,266,560 shares of Non-Voting Common Stock, and, therefore, as of July 3, 2025, 18,410,078 shares of Voting Common Stock represented the maximum number of shares of Voting Common Stock that may be granted pursuant to awards under the Company’s 2025 Omnibus Equity Incentive Plan.

A summary of the terms of Non-Voting Common Stock is included in (i) the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on May 27, 2025 (the “Proxy Statement”) and (ii) the description of the Company’s capital stock, attached hereto as Exhibit 4.1.

The descriptions of the terms of the Non-Voting Common Stock contained herein and in the Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the full text of the Amended and Restated Charter, attached hereto as Exhibit 3.1, and a description of the Company’s capital stock, attached hereto as Exhibit 4.1, each of which is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1	Amended and Restated Charter
4.1	Description of Capital Stock
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRIOT NATIONAL BANCORP, INC.

July 8, 2025	By:	/s/ Steven Sugarman
Steven Sugarman
President